UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2016

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 30, 2016, Acadia Healthcare Company, Inc., a Delaware corporation (“Acadia” or the “Company”), entered into a Refinancing Facilities Amendment (the “Refinancing Amendment”) to its Amended and Restated Credit Agreement, dated as of December 31, 2012 (as amended, restated or otherwise modified to date, the “Amended and Restated Credit Agreement”). The Refinancing Amendment increases the Company’s line of credit on its revolving credit facility to $500.0 million from $300.0 million and reduces its Term Loan A facility to $400.0 million from $600.6 million (together, the “Refinancing Facilities”). In addition, the Refinancing Amendment extends the maturity date for the Refinancing Facilities to November 30, 2021 from February 13, 2019, and lowers the Company’s effective interest rate on the Revolving Loans and Term Loan A facilities by 50 basis points.

The Company entered into a Tenth Amendment to the Amended and Restated Credit Agreement on November 22, 2016 (the “Tenth Amendment”). The Tenth Amendment, among other things, (i) amended the negative covenant regarding dispositions to permit the Company’s previously announced sale of facilities in the United Kingdom, as further described below, (ii) modified the collateral package to release any real property with a fair market value of less than $5,000,000 and (iii) changed certain investment, indebtedness and lien baskets.

The foregoing is only a summary of the material terms of the Refinancing Amendment and the Tenth Amendment and does not purport to be complete, and is qualified in its entirety by reference to the Refinancing Amendment and the Tenth Amendment, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required, the information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On November 30, 2016, Acadia completed its previously announced sale to funds advised by BC Partners LLP of 21 existing behavioral health facilities and one de novo behavioral health facility, not yet opened, in the United Kingdom for £320 million ($395 million) cash (the “U.K. Disposition”). The sale fulfills the undertakings Acadia gave the Competition and Markets Authority (“CMA”) in the U.K. to address the CMA’s concerns about the impact of Acadia’s acquisition of Priory Group on competition for the provision of behavioral healthcare services in certain markets in the U.K. The press release announcing the completion of the U.K. Disposition is furnished herewith as Exhibit 99 hereto and is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Refinancing Facilities Amendment, dated November 30, 2016, to the Amended and Restated Credit Agreement, dated December 31, 2012 (as amended, restated or otherwise modified to date), by and among Bank of America, N.A. (Administrative Agent, Swing Line Lender and L/C Issuer) and the Company (f/k/a Acadia Healthcare Company, LLC), the guarantors listed on the signature pages thereto, and the lenders listed on the signature pages thereto.

10.2	Tenth Amendment, dated November 22, 2016, to the Amended and Restated Credit Agreement, dated December 31, 2012 (as amended, restated or otherwise modified to date), by and among Bank of America, N.A. (Administrative Agent, Swing Line Lender and L/C Issuer) and the Company (f/k/a Acadia Healthcare Company, LLC), the guarantors listed on the signature pages thereto, and the lenders listed on the signature pages thereto.

99	Press Release, dated November 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: November 30, 2016	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Refinancing Facilities Amendment, dated November 30, 2016, to the Amended and Restated Credit Agreement, dated December 31, 2012 (as amended, restated or otherwise modified to date), by and among Bank of America, N.A. (Administrative Agent, Swing Line Lender and L/C Issuer) and the Company (f/k/a Acadia Healthcare Company, LLC), the guarantors listed on the signature pages thereto, and the lenders listed on the signature pages thereto.

10.2	Tenth Amendment, dated November 22, 2016, to the Amended and Restated Credit Agreement, dated December 31, 2012 (as amended, restated or otherwise modified to date), by and among Bank of America, N.A. (Administrative Agent, Swing Line Lender and L/C Issuer) and the Company (f/k/a Acadia Healthcare Company, LLC), the guarantors listed on the signature pages thereto, and the lenders listed on the signature pages thereto.

99	Press Release, dated November 30, 2016